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                                                                    EXHIBIT 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS




We consent to the incorporation by reference in this registration statement on Form S-8 (File No. 33-___) of our report dated March 26, 1997, on our audits of the consolidated financial statements of Saba Petroleum Company and subsidiaries as of December 31, 1996 and 1995 and for the years then ended.


/s/ COOPERS & LYBRAND L.L.P.

COOPERS & LYBRAND L.L.P.


Los Angeles, California
August 18, 1997



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